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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  FEBRUARY 19, 1997



                         HEFTEL BROADCASTING CORPORATION
             (Exact name of Registrant as specified in its charter)

         DELAWARE                    0-24516                  99-0113417
      (State or other       (Commission File Number)       (I.R.S. Employer
      jurisdiction of                                   Identification Number)
      incorporation)

   100 CRESCENT COURT,
        SUITE 1777                                              75201
      DALLAS, TEXAS                                           (Zip code)
   (Address of principal
    executive offices)

       Registrant's telephone number, including area code:  (214) 855-8882

                      6767 WEST TROPICANA AVENUE, SUITE 102
                            LAS VEGAS, NEVADA  89103
                  (former address if changed since last report)

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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          In 1997, Heftel Broadcasting Corporation (the "Company") solicited proposals from qualified firms of certified public accountants to perform audit services beginning in calendar year 1997 for the Company and its subsidiaries. On February 19, 1997, Ernst & Young LLP, the Company's prior independent accountant was notified that KPMG Peat Marwick LLP had been selected as the Company's new independent accountants as a result of this process. The decision to change accountants was approved by the Board of Directors of the Company on February 19, 1997. Ernst & Young LLP served as the independent accountants for the Company and its subsidiaries for the fiscal years ended September 30, 1995 and 1996.

          The independent auditors' reports of Ernst & Young LLP on the consolidated financial statements of the Company and its subsidiaries as of September 30, 1995 and 1996 and for each of the two years in the period ended September 30, 1996, each expressed an unqualified opinion and were not modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended September 30, 1995 and 1996 and through February 18, 1997, there were no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)) or disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that were not resolved to the satisfaction of Ernst & Young LLP.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          Exhibit 16.1 - Letter from Ernst & Young LLP regarding change of certifying accountants.

ITEM 8.   CHANGE IN FISCAL YEAR

          On February 19, 1997, the Board of Directors of the Company voted to change the Company's fiscal year from a September 30 year end to a December 31 year end. The transition period is October 1, 1996 through December 31, 1996. The Form 10-Q for the quarterly period ended December 31, 1996 has been amended to be a transition report since it covers the transition period. The Form 10-K for the year ended December 31, 1997 will include the separate audited financial statements of Heftel Broadcasting Corporation and subsidiaries for the transition period.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  HEFTEL BROADCASTING CORPORATION
                                  (Registrant)


                                  By:  /s/ Jeffrey T. Hinson
                                       ----------------------------
                                  Name:    Jeffrey T. Hinson
                                  Title:   Chief Financial Officer

Date: February 25, 1997

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                                Index to Exhibits
                                -----------------

Exhibit No.                                                      Page
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16.1      Letter from Ernst & Young LLP regarding change of
          certifying accountants